Exhibit 10.2

FORM CD-451 (REV 12-14)	U.S. DEPARTMENT OF COMMERCE		GRANT X COOPERATIVE AGREEMENT
AMENDMENT TO FINANCIAL ASSISTANCE AWARD			AWARD NUMBER NCR-92-18742
CFDA NO. AND NAME 11.-National Telecommunications and Information Administration
PROJECT TITLE
RECIPIENT NAME VeriSign, Inc.			AMENDMENT NUMBER 33
STREET ADDRESS 12061 Bluemont Way			EFFECTIVE DATE October 19, 2016
CITY, STATE ZIP Reston, Virginia 20190-5684			EXTEND PERIOD OF PERFORMANCE TO (IF APPLICABLE)
COSTS ARE REVISED AS FOLLOWS:	PREVIOUS ESTIMATED COST	ADD	DEDUCT	TOTAL ESTIMATED COST
FEDERAL SHARE OF COST	$0.00	$0.00	$0.00	$0.00
RECIPIENT SHARE OF COST	$0.00	$0.00	$0.00	$0.00
TOTAL ESTIMATED COST	$0.00	$0.00	$0.00	$0.00
REASON(S) FOR AMENDMENT

The Department fully and finally relieves, releases, and discharges Verisign, Inc. from all root zone operation, management and maintenance responsibilities, obligations or requirements under the Cooperative Agreement, including but not limited to, those contained in Amendments 11 and 31 thereto. Except as modified by this Amendment, the terms and conditions of the Cooperative Agreement, as previously amended, remain unchanged.

This Amendment Document (Form CD-451) signed by the Grants Officer constitutes an Amendment of the above-referenced Award, which may include an obligation of Federal funding. By signing this Form CD-451, the Recipient agrees to comply with the Amendment provisions checked below and attached, as well as previous provisions incorporated into the Award. If not signed and returned without modification by the Recipient within 30 days of receipt, the Grants Officer may unilaterally withdraw this Amendment offer and de-obligate any associated funds.

Special Award Conditions Line Item Budget Other(s):
SIGNATURE OF DEPARTMENT OF COMMERCE GRANTS OFFICER /s/ DEAN IWASAKI				DATE 10/19/2016
TYPED NAME, TYPED TITLE, AND SIGNATURE OF AUTHORIZED RECIPIENT OFFICIAL /s/ D. JAMES BIDZOS D. James Bidzos, Chief Executive Officer, VeriSign Inc. D. James Bidzos, President and Chief Executive Officer				DATE

Award ACCS Information

Award Contact Information

Contact Name	Contact Type	Email	Phone
Thomas C. Idelicarto		tindelicarto@verisign.com

NIST Grants Officer:	NIST Grants Specialist:
Dean Iwasaki	Nuria Martinez
100 Bureau Drive, MS 1650	100 Bureau Drive, MS 1650
Gaithersburg, MD 20899-1650	Gaithersburg, MD 20899-1650
(301) 975-8449	(301) 975-6215